UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024
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NLIGHT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38462	91-2066376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4637 NW 18th Avenue Camas, Washington		98607
(Address of principal executive offices)		(Zip Code)
(360) 566-4460
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock, par value $0.0001 per share	LASR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On September 25, 2024, nLIGHT, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 5 to the Second Amended and Restated Loan and Security Agreement, which was effective as of September 24, 2024, and amends that certain Second Amended and Restated Loan and Security Agreement, dated as of September 24, 2018 (as amended from time to time, the “Loan Agreement”), between the Company and Banc of California (formerly known as Pacific Western Bank). The amendment, among other changes, (a) amends the unused line fee and the interest rate applicable to the revolving loans, (b) extends the maturity date of the loan facility by three years to September 24, 2027, and (c) amends the financial covenants. As of September 27, 2024, there were no revolving loans outstanding under the Loan Agreement.

Additional details of the Loan Agreement were previously disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on September 27, 2018, November 14, 2019, and September 28, 2021, which are incorporated herein by reference.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information related to the Credit Agreement set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
10.1	Amendment No. 5 to Second Amended and Restated Loan and Security Agreement, effective as of September 24, 2024, by and between nLIGHT, Inc. and Banc of California (f/k/a Pacific Western Bank).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NLIGHT, INC.
(Registrant)
Date:	September 27, 2024
		By:	/s/ JOSEPH CORSO
Joseph Corso
Chief Financial Officer